Exhibit 99.2

Q3 2008 Earnings Call October 30, 2008

1 Forward-Looking Statements Statements in this presentation that are not statements of historical or current fact constitute “forward-looking statements.” The forward-looking statements contained in this presentation include, without limitation, statements related to our expectations regarding costs, including commodity and packaging costs, in the fourth quarter of 2008 and full year 2009 and our ability to potentially offset cost increases with sales price increases and cost reductions; our capital expenditure needs; the sustainability of our dividend payments; and our projections regarding EBITDA for the fourth quarter of 2008 and full year 2008 and 2009. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of B&G Foods to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties readers are urged to consider statements labeled with the terms “believes,” “belief,” “expects,” “intends,” “anticipates,” “projects” or “plans” to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in B&G Foods’ filings with the Securities and Exchange Commission, including under Item 1A, “Risk Factors” in our Annual Report on Form 10-K for fiscal 2007 filed on March 6, 2008. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2 About Non-GAAP Financial Measures Certain disclosures in this presentation include “non-GAAP (Generally Accepted Accounting Principles) financial measures.” A non-GAAP financial measure is defined as a numerical measure of financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in B&G Foods’ consolidated balance sheets and related consolidated statements of operations and cash flows. EBITDA is a measure used by management to measure operating performance. EBITDA is defined as net income before net interest expense, income taxes, depreciation, and amortization. Management believes that it is useful to eliminate net interest expense, income taxes, depreciation and amortization because it allows management to focus on what it deems to be a more reliable indicator of ongoing operating performance and our ability to generate cash flow from operations. We use EBITDA in our business operations, among other things, to evaluate our operating performance, develop budgets and measure our performance against those budgets, determine employee bonuses and evaluate our cash flows in terms of cash needs. We also present EBITDA because we believe it is a useful indicator of our historical debt capacity and ability to service debt and because covenants in our credit facility and the indentures governing the senior notes and the senior subordinated notes contain ratios based on these measures. As a result, internal management reports used during monthly operating reviews feature the EBITDA metric. However, management uses this metric in conjunction with traditional GAAP operating performance and liquidity measures as part of its overall assessment of company performance and liquidity and therefore does not place undue reliance on this measure as its only measure of operating performance and liquidity. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to operating income or net income as an indicator of operating performance or any other GAAP measure. EBITDA is not a complete net cash flow measure because EBITDA is a measure of liquidity that does not include reductions for cash payments for an entity’s obligation to service its debt, fund its working capital, capital expenditures and acquisitions, if any, and pay its income taxes and dividends, if any. Rather, EBITDA is a potential indicator of an entity’s ability to fund these cash requirements. EBITDA also is not a complete measure of an entity’s profitability because it does not include costs and expenses for depreciation and amortization, interest and related expenses and income taxes. Because not all companies use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. However, EBITDA can still be useful in evaluating our performance against our peer companies because management believes this measure provides users with valuable insight into key components of GAAP amounts. A reconciliation of EBITDA with net income and net cash provided by operating activities for the third quarter and first three quarters of 2008 and the third quarter and first three quarters of 2007, along with the components of EBITDA are included in B&G Foods’ Quarterly Report on Form 10-Q for the Quarterly Period ended September 27, 2008 filed with the SEC on October 30, 2008. A copy of the filing may be viewed at B&G Foods’ website at www.bgfoods.com under “Investor Relations—SEC Filings.”

3 Consolidated Statements of Operations Data ($ in millions, except per share data) % of Net Sales % of Net Sales Net Sales 116.5 $ 117.0 $ Gross Profit 30.7 $ 26.4% 38.3 $ 32.7% Sales, Marketing & Distribution 10.8 $ 9.3% 13.1 $ 11.2% G&A 2.1 $ 1.8% 3.4 $ 2.9% Operating Income 16.2 $ 13.9% 20.2 $ 17.2% Interest Expense 11.6 $ 9.9% 12.4 $ 10.6% EPS - Class A Common Stock 0.08 $ 0.13 $ EBITDA 20.1 $ 17.3% 24.0 $ 20.5% September 27, 2008 September 29, 2007 Thirteen Weeks Ended

4 Significant Cash Flow Before Dividends (1) Excludes the impact of expected severance and termination charges of $0.8 million in the fourth quarter of 2008. (2) The aggregate annual dividend payment amount for 2009 assumes 36,796,988 shares of Class A common stock outstanding. Dividend payments in 2008 were paid at the rate of $0.848 per share per annum. Note: The current intended annual dividend rate for dividend payments beginning January 30, 2009 is $0.68 per share, or $25.0 million in the aggregate, per annum. (2) ($ in millions) Projected LTM 12 Months Sept '08 Ended Dec '08 EBITDA 90.3 $ 90.3 $ (1) Cash interest expense (48.0) (48.1) Cash taxes (0.6) (0.7) Capital expenditures (13.1) (11.0) Accrual for long-term equity incentive compensation awards 0.5 0.7 Excess cash flow before dividends 29.1 $ 31.2 $ (1)

5 Capitalization ($ in millions) Projected Actual 12 Months Sept Ended Dec 2008 2008 Revolving Credit Facility Due Jan 2011 ($21.9 million of Revolving Credit Commitments) $0.0 $0.0 Term Loan Due Feb 2013 130.0 130.0 8% Senior Notes Due Oct 2011 240.0 240.0 12% Senior Subordinated Notes Due Oct 2016 165.8 165.8 Total Debt $535.8 $535.8 Cash (31.9) (33.0) Net Debt $503.9 $502.8 EBITDA/Cash Interest Expense 1.9 x 1.9 x Net Senior Debt/EBITDA 3.7 x 3.7 x Net Debt/EBITDA 5.6 x 5.6 x

6 Net Sales Third Quarter 2008 vs Third Quarter 2007 • Net sales decreased $0.5 million to $116.5 million for the third quarter of 2008 from $117.0 million for the third quarter of 2007. • Recently implemented price increases improved net sales by $4.7 million during the third quarter of 2008, offset by a decrease in net sales of $5.2 million attributable to unit volume decline. Brand Fluctuations ($ in millions): Decreases: Maple Grove Farms (Pure Maple Syrup) (1.4) $ Polaner (0.5) B&M (0.4) Private Label Pickles and Peppers (0.2) Increases: Ortega 0.6 Emeril 0.4 B&G (Branded Business) 0.4 Maple Grove Farms (excluding Pure Maple Syrup) 0.3 All Other Brands 0.3 Total Net Sales Decrease (0.5) $

7 Guidance • Fourth quarter 2008 EBITDA excluding the impact of $0.8 million in severance and termination charges is expected to be relatively flat as compared to our fourth quarter 2007 EBITDA of $24.3 million. • Full year 2009 EBITDA is expected to be within the range of $95.0 to $98.0 million.

8 Projected 2009 Major Product Cost Increases (Decreases) ($ in thousands) Commodities 2009 Projected Increases (Decreases) Wheat (3,400) $ Beans 2,300 Fruit 1,100 Fresh Produce 300 Corn 200 Total Commodities 500 $ Packaging Cans/Lids 7,800 $ Glass 2,600 Corrugate 400 Plastic 200 Total Packaging 11,000 $ Total Product Cost Increase 11,500 $

9 Dividend Policy On October 24th we declared our 17th consecutive quarterly dividend • From October 2004 through the dividend payment we made on October 30, 2008, the dividend rate for our Class A common stock was $0.848 per share per annum, or $0.212 per quarter. • Beginning with the dividend payment declared last week and payable on January 30, 2009, the current intended dividend rate for our Class A common stock is $0.68 per share per annum, or $0.17 per quarter. – Cash payments to holders of our Enhanced Income Securities (EISs), include both the expected cash dividend payment of $0.68 per share per annum per EIS on the underlying Class A common stock and an interest payment of $0.858 per annum per EIS on the underlying 12% senior subordinated notes.

10 Rationale For Reduction in Dividend Rate • The quarterly dividend rate has been reduced by approximately 20%, to $0.17 per share from $0.212 per share, to increase investor confidence that the dividend is sustainable for the foreseeable future. • The new dividend rate provides for a portion of our excess cash to be retained for working capital, acquisitions and other business needs that may arise but still distributes the great majority of our excess cash flow available to pay dividends to our stockholders. - In 2008, we paid $31.2 million in dividends in the aggregate (including today’s dividend payment). - In 2009, we expect to pay approximately $25.0 million in dividends in the aggregate (beginning with the already declared January 30, 2009 dividend payment).